UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

TENNANT COMPANY PROFIT SHARING
AND EMPLOYEE STOCK OWNERSHIP PLAN
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 540-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On May 27, 2005, the Tennant Company Profit Sharing and Employee Stock Ownership Plan (the “Plan”) dismissed KPMG LLP as its independent registered public accounting firm, for the Plan’s fiscal years ending on or after December 31, 2004. The Retirement Benefits Committee of Tennant Company (the “Company”) participated in and approved the decision to change the independent registered public accounting firm. KPMG LLP continued as the Plan’s auditor for the year ended December 31, 2004, including with respect to the financial statements filed in the Annual Report on Form 11-K filed by the Plan on June 30, 2005.

The audit reports of KPMG LLP on the Plan’s financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Plan’s two most recent fiscal periods ended December 31, 2004 and December 31, 2003, and the subsequent interim period through July 18, 2005, which is the date on which the Plan notified KPMG LLP of its decision to dismiss KPMG LLP as the Plan’s independent registered public accounting firm, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their reports on the financials statements for such years.

During the Plan’s two most recent fiscal periods ended December 31, 2004 and December, 2003, and the subsequent interim period through July 18, 2005, there have been no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Plan has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated January 27, 2006, is filed as Exhibit 16.1 to this Form 8-K.

The Retirement Benefits Committee of the Company approved the engagement of McGladrey & Pullen, LLP as the new independent registered public accounting firm for the Plan on May 27, 2005. During the Plan’s two most recent fiscal periods ended December 31, 2004 and December 31, 2003, and the subsequent interim period through May 27, 2005, neither the Plan nor anyone on its behalf consulted with McGladrey & Pullen, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

16.1	Letter from KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY

Date: January 30, 2006	/s/ Heidi M. Hoard
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
16.1	Letter from KPMG LLP	Filed Electronically